Exhibit 99.1

RBB BANCORP
皇佳商業金控





Investor Presentation

March 2021

NASDAQ: RBB

Forward-Looking Statements

Certain matters set forth herein (including the exhibits hereto) constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to RBB Bancorp's ("RBB") current business plans, its future financial position and operating results and RBB's expectations. Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend," "target," "estimate," "continue," "positions," "prospects" or "potential," by future conditional verbs such as "will," "would," "should," "could" or "may", or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements.

These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance and/or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, local, regional, national and international economic and market conditions and events and the impact they may have on RBB, on our customers and our assets and liabilities; our ability to attract deposits and other sources of funding or liquidity; supply and demand for real estate and periodic deterioration in real estate prices and/or values in California, New York or other states where RBB lends, including both residential and commercial real estate; a prolonged slowdown or decline in real estate construction, sales or leasing activities; changes in the financial performance and/or condition of our borrowers, depositors or key vendors or counterparties; changes in our levels of delinquent loans, nonperforming assets, allowance for loan losses and charge-offs; the costs or effects of acquisitions or dispositions we may make, whether we are able to obtain any required governmental approvals in connection with any such acquisitions or dispositions, and/or RBB's ability to realize the contemplated financial or business benefits associated with any such acquisitions or dispositions; the effect of changes in laws, regulations and applicable judicial decisions (including laws, regulations and judicial decisions concerning financial reforms, taxes, banking capital levels, consumer, commercial or secured lending, securities and securities trading and hedging, compliance, employment, executive compensation, insurance, vendor management and information security) with which we and our subsidiaries must comply or believe we should comply; changes in estimates of future reserve requirements and minimum capital requirements based upon the periodic review thereof under relevant regulatory and accounting requirements, including changes in the Basel Committee framework establishing capital standards for credit, operations and market risk; inflation, interest rate, securities market and monetary fluctuations; changes in government interest rates or monetary policies; changes in the amount and availability of deposit insurance; cyber-security threats, including loss of system functionality or theft or loss of company or customer data or money; political instability; acts of war or terrorism, or natural disasters, such as earthquakes, drought, or the effects of pandemic diseases; the timely development and acceptance of new banking products and services and the perceived overall value of these products and services by our customers and potential customers; our relationships with and reliance upon vendors with respect to the operation of certain key internal and external systems and applications; changes in commercial or consumer spending, borrowing and savings preferences or behaviors; technological changes and the expanding use of technology in banking (including the adoption of mobile banking and funds transfer applications); the ability to retain and increase market share, retain and grow customers and control expenses; changes in the competitive and regulatory environment among financial and bank holding companies, banks and other financial service providers; volatility in the credit and equity markets and its effect on the general economy or local or regional business conditions; fluctuations in the price of the our common stock or other securities; and the resulting impact on our ability to raise capital or RBB's ability to make acquisitions, the effect of changes in accounting policies and practices, as may be adopted from time-to-time by our regulatory agencies, as well as by the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard-setters; changes in our organization, management, compensation and benefit plans, and our ability to retain or expand our workforce, management team and/or our board of directors; the costs and effects of legal, compliance and regulatory actions, changes and developments, including the initiation and resolution of legal proceedings (such as securities, consumer or employee class action litigation), regulatory or other governmental inquiries or investigations, and/or the results of regulatory examinations or reviews; our ongoing relations with our various federal and state regulators; our success at managing the risks involved in the foregoing items and all other factors set forth in RBB's public reports filed with the Securities and Exchange Commission (the "SEC"), including its Annual Report on Form 10-K for the year ended December 31, 2019, and particularly the discussion of risk factors within that document applicable to RBB. Any statements about future operating results, such as those concerning accretion and dilution to RBB's earnings or shareholders, are for illustrative purposes only, are not forecasts, and actual results may differ. RBB does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Experienced Leadership Team

Average 34 years of bank management experience in finance, lending, credit, risk, strategy and branch operations

Name / Title	Experience	Background
Yee Phong (Alan) Thian President & Chief Executive Officer	38 years	• Chairman, President and Chief Executive Officer ("CEO") since Royal Business Bank (the "Bank") began operations in 2008 • Appointed to the FDIC community bank advisory committee twice • Presently on the CFPB community bank advisory committee • Formerly served as Executive Vice President ("EVP") and Regional Director for United Commercial Bank, as well as President and CEO for both First Continental Bank and American International Bank
David Morris Executive Vice President & Chief Financial Officer	34 years (11 years with Alan)	• Appointed EVP and Chief Financial Officer ("CFO") of the Bank and Company in 2010 • Formerly President and CEO with MetroPacific Bank and EVP, CFO and Chief Operating Officer ("COO") with San Diego Community Bank
Jeffrey Yeh Executive Vice President & Chief Credit Officer	31 years (18 years with Alan)	• Joined the Bank as an executive officer in 2008 and promoted to EVP and Chief Credit Officer in January 2014 • Formerly Finance Director and Business Control Manager for Universal Science Industrial Co, Ltd. and Lending and Investment Manager for Bank of Overseas Chinese
I-Ming (Vincent) Liu Executive Vice President & Chief Risk Officer	33 years (25 years with Alan)	• Joined the Bank as an executive officer in 2008, promoted to COO in January 2011, and promoted to Chief Risk Officer of the Bank in 2011 and of the Company in 2013 • Formerly Senior Vice President ("SVP") and head of southern California branch network for United Commercial Bank
Simon Pang Executive Vice President & Chief Strategy Officer	39 years (23 years with Alan)	• Joined the Bank as an executive officer in 2008 as head of commercial lending, promoted to Chief Strategy Officer in May 2012 • Formerly Senior Vice President ("SVP") and commercial and international banking manager with United Commercial Bank

RBB Bancorp – Who We Are

Overview

- **Established in 2008 and headquartered in Los Angeles, California**
  - $3.4 billion asset Chinese-American, business-oriented community bank
- **22 traditional branches**
  - 12 located in Southern California
  - 6 located in New York
  - 2 located in Chicago
  - 1 in Nevada
  - 1 in New Jersey
- **Four principal business lines:**
  - Commercial Real Estate ("CRE")
  - Commercial & Industrial ("C&I")
  - 1-4 Single Family Residential ("SFR")
  - SBA Lending ("SBA")
- **Six successful acquisitions completed since 2010**
- **Certified Community Development Financial Institution since mid-February 2016**

Financial Highlights

For the Three Months Ended December 31, 2020:

Balance Sheet (Dollars in millions)	
Total Assets	$3,350
Gross Loans, Including Held for Sale	$2,757
Total Deposits	$2,635
Tangible Common Equity[1]	$354
Tangible Common Equity / Tangible Assets[1]	10.81%
NPAs / Assets[2]	0.59%
Profitability	
Return on Average Assets, annualized	1.33%
Return on Average Tangible Common Equity	12.58%
FTE Net Interest Margin	3.67%
Efficiency Ratio	43.32%

(1) Non-GAAP reconciliation in Appendix
(2) Nonperforming assets include nonaccrual loans, loans past due 90 days or more and still accruing interest, loans modified under troubled debt restructurings, and other repossessed assets; excludes purchased credit impaired ("PCI") loans

Investment Highlights

High-performing community bank with defined and proven strategy to grow both organically and through acquisitions

- Insider ownership (including family holdings) at 36% and high deposit balances, aligns interests with public shareholders
- Experienced management team and Board of Directors with demonstrated industry knowledge, regulatory relationships, lending expertise and community involvement
- Niche markets with concentration on Asian-Americans
  - Products structured to address the needs of underserved individuals and businesses within those markets
  - Significant opportunities for future acquisitions across the U.S.

Conservative risk profile with focused and diversified lending strategy

- Solid asset quality from conservative credit culture and disciplined underwriting standards
- Interest rate neutral balance sheet to modestly asset sensitive

Track record of attractive returns

- Diversified revenue with four lending products spread across multiple industries and geographies
- Substantial noninterest income and well-managed noninterest expenses

Exceptional investment opportunity to own a well-managed, highly profitable institution

- Compelling valuation and consistent dividend payout ratio

COVID-19 Loan Modification Update

- As of January 15, 2021, total deferred loans were $49.8 million or 1.8% of loans outstanding[1]
- Total deferred loans decreased $384.2 million, or 89% from June 30, 2020 to January 15, 2021
- The large majority of remaining deferrals are real-estate secured

Industry/Property Type ($ in millions)	June 30, 2020 Modification Balance	June 30, 2020 # of Loans	January 15, 2021 Modification Balance	January 15, 2021 # of Loans
General Retail[2]	$94.3	34	$3.2	2
Mixed Use Commercial	58.8	38	7.5	1
Hospitality[3]	25.3	5	6.4	1
Restaurants[2]	4.2	11	0.0	0
Multifamily	9.1	6	0.0	-
Commercial, Office and other[3]	23.0	6	18.8	5
SFR Mortgage Loans – Western	118.5	183	8.8	14
SFR Mortgage Loans – Eastern	85.9	203	4.9	11
SFR Mortgage Loans – Chicago	14.8	84	0.2	1
Non-affected industries	-	-		-
Total	**$433.9**	**570**	**$49.8**	**35**

(1) Total Loans as of September 30, 2020
(2) Excludes SBA loans
(3) Includes two loans on principal deferment for $23.5 million.

Our History

Historical Progression of Franchise Growth

2008
- Opened [Royal Business Bank 皇佳商業銀行]

2010
- Opened SBA banking unit

2011
- January: Established [RBB Bancorp 皇佳商業金控]
- July: Acquired [First Asian Bank]
- September: Acquired [Ventura County Business Bank]

2012
- Raised over $54mm in private offering of common stock

2013
- May: Acquired [Los Angeles National Bank]
- Received Outstanding Overseas Taiwanese SME Award

2014
- Opened residential mortgage unit
- Earned Findley Reports' "Super Premier" status

2015
- Earned Findley Reports' "Super Premier" status

2016
- Named a CDFI
- March: Issued $50mm of subordinated notes
- February: Acquired [TFC]
- Earned Findley Reports' "Super Premier" status

2017
- Raised $62 million in IPO
- Earned Findley Reports' "Super Premier" status

2018
- Issued $55 million of subordinated notes
- October: Acquired [First American International Bank]

2020
- January: Acquired [Pacific Global Bank]

Our Current Footprint

Coast-to-Coast footprint of 22 branches provide banking services to the largest Asian-American communities in the nation



Southern California & Nevada

Arcadia	San Gabriel
Cerritos	Torrance
Diamond Bar	Irvine
Los Angeles (2)	Oxnard
Monterey Park	Westlake Village
Rowland Heights	Las Vegas

Chicago, IL

Chinatown
Bridgeport

New York and Edison, NJ

Brooklyn, NY (2)
Manhattan, NY
Queens, NY (3)
Elmhurst, NY
Edison, NJ

Substantial Opportunities for Acquisitions:
Chinese-American Banks Across the U.S.

- Chinese-American bank universe comprised of over 35 banks[1]:
  - Publicly-traded
  - Locally-owned
  - Subsidiaries of Taiwanese or Chinese banks
- Other Asian-American banks also represent compelling acquisition opportunities
- Target markets include select Metropolitan Statistic Areas ("MSAs") that fulfill the following conditions:
  - High concentration of Asian-Americans
  - High number of Chinese-American banks and branches

Specific Target Markets

Location	Total Population (000's)	Asian-American Population (000's)	Asian-American Population % of Total
New York-Newark-Jersey City, NY-NJ-PA	19,979	1,978	9.9%
Los Angeles-Long Beach-Anaheim, CA	13,291	1,954	14.7%
San Francisco-Oakland-Hayward, CA	4,729	1,097	23.2%
Chicago-Naperville-Elgin, IL-IN-WI	9,499	532	5.6%
Houston-The Woodlands-Sugar Land, TX	6,997	455	6.5%
Seattle-Tacoma-Bellevue, WA	3,939	449	11.4%
Urban Honolulu, HI	980	429	43.8%
Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	6,046	302	5.0%
Las Vegas-Henderson-Paradise, NV	2,232	194	8.7%

Identified expansion markets   Current markets

(1) Chinese-American bank universe as defined by RBB's management team
Source: S&P Global Market Intelligence, Census Bureau 2018 estimates

Demonstrated Track Record of Balance Sheet and Earnings Growth

Total Loans ($mm)



Loans Held for Investment
Mortgage Loans Held For Sale
2014 – 2020 CAGR = 25.0%
$746
$834
$1,155
$1,375
$2,577
$2,305
$2,757
2014
2015
2016
2017
2018
2019
2020

Total Deposits ($mm)



Noninterest-bearing Deposits
Interest-bearing Deposits
2014 – 2020 CAGR = 22.9%
$767
$853
$1,153
$1,337
$2,144
$2,249
$2,635
2014
2015
2016
2017
2018
2019
2020

Net Income ($mm)



2014 – 2020 CAGR = 24.7%
$10.4
$13.0
$19.1
$25.5
$36.1
$39.2
32.9
2014
2015
2016
2017
2018
2019
2020

Return on Average Tangible Common Equity[1]



7.39%
8.47%
13.14%
13.64%
13.66%
11.93%
9.62%
2014
2015
2016
2017
2018
2019
2020

(1) Non-GAAP reconciliation in Appendix

Profitability Drivers

Yield on Average Interest-Earning Assets



Yield on Earning Assets
Yield on Total Loans
5.52%
5.10%
5.75%
5.66%
5.57%
5.54%
5.18%
5.01%
4.44%
5.35%
5.13%
5.36%
5.31%
4.67%
2014
2015
2016
2017
2018
2019
2020

Cost of Average Interest-Bearing Liabilities



Cost of Interest-Bearing Liabilities
Cost of Total Deposits
0.82%
0.96%
1.15%
1.28%
1.69%
2.24%
1.57%
0.69%
0.83%
0.80%
0.82%
1.11%
1.56%
1.01%
2014
2015
2016
2017
2018
2019
2020

Net Interest Margin (FTE)



4.41%
3.72%
4.43%
4.16%
4.12%
3.63%
3.52%
2014
2015
2016
2017
2018
2019
2020

Efficiency Ratio (FTE)



56.1%
48.7%
42.7%
37.7%
44.5%
49.9%
50.1%
2014
2015
2016
2017
2018
2019
2020

Diversified Loan Portfolio

- $2.71 billion total HFI loans as of December 31, 2020 [1]
- Diversified across industry lines
  - Single Family Residential - Mainly non-QM mortgages [3]
  - Commercial Real Estate - Owner occupied and Investor owned [2]
  - Commercial and Industrial - Majority secured by assets
  - SBA - Primarily SBA 7(a) loans for business acquisition or working capital
- 48% Fixed rate and 52% Variable rate[4]
- Average yield on HFI loans of 5.13% for the fourth quarter of 2020

Loan Portfolio Composition *(December 31, 2020)*

By Business Line[1]:



SFR³ 43%
CRE² 42%
SBA 4%
C&I 11%

By Collateral Type:



C&I 9%
1-4 Family 48%
C&D 6%
CRE (Owner-Occupied) 7%
CRE (Non-Owner-Occupied) 17%
Multifamily 13%

(1) Excludes purchased loan discounts and deferred costs and fees
(2) Includes construction and land development loans
(3) Includes Held for Investment and Held for Sale Loans
(4) Includes loans that have initial fixed rate terms prior to converting to variable rate loans

Disciplined Credit Culture

Nonperforming Loans[1] / Total Loans


0.58%
0.77%
0.55%
0.21%
0.15%
0.60%
0.72%
2014
2015
2016
2017
2018
2019
2020

Nonperforming Assets[2] / Total Assets


0.56%
0.63%
0.50%
0.16%
0.15%
0.48%
0.59%
2014
2015
2016
2017
2018
2019
2020

Allowance for Loan Losses / Total Loans


1.26%
1.26%
1.28%
1.10%
0.82%
0.86%
1.08%
2014
2015
2016
2017
2018
2019
2020

Net Charge-Offs / Average Loans


0.02%
0.03%
0.08%
(0.06%)
0.05%
0.05%
0.05%
2014
2015
2016
2017
2018
2019
2020

(1) Nonperforming loans include nonaccrual loans, loans past due 90 days or more and still accruing interest and loans modified under troubled debt restructurings; nonperforming loans exclude PCI loans acquired in prior acquisitions

(2) Nonperforming assets include nonperforming loans (as defined in footnote 1 above) and other repossessed assets

Deposit Portfolio *as of December 31, 2020*

- Strongest growth coming in DDAs
- Top 10 Deposit Relationships = $385.3 million (14.7% of total deposits)
  - 3 of the Top 10 Relationships are with Directors and shareholders of the Company; $61.5 million, or ~16% of Top 10 total

For the Three Months Ended December 31, 2020

	Avg. Balance ($mm)	Weighted Avg. Rate
Noninterest-Bearing Demand	$616.8	0.00%
NOW	62.2	0.31%
Savings	128.7	0.26%
Money Market	504.5	0.48%
Retail Time[1]	681.0	1.18%
Jumbo Time[2]	594.7	1.23%
Brokered Time[3]	17.4	0.64%
Total Deposits	**$2,605.3**	**0.71%**

Deposit Portfolio Composition

Total: $2.64 billion



Brokered Time[3] 0.7%
Noninterest-Bearing Demand 23.4%
Jumbo Time[2] 22.7%
88.0% Core[4]
Savings, NOW & Money Market 27.7%
Retail Time[1] 25.5%

(1) Retail Time includes time deposits with balances less than $250,000, excluding brokered time
(2) Jumbo Time includes time deposits with balances of $250,000 and greater
(3) Brokered Time are brokered time deposits, which are all lower than $100,000
(4) Reconciliation in Appendix

Consolidated Capital Ratios

Consolidated Capital Ratios



10.81%
11.32%
14.62%
15.21%
20.77%
4.00%
7.00%
8.50%
10.50%
TCE / TA[1]
Tier 1 Leverage Ratio
Tier 1 Common Capital Ratio
Tier 1 Risk-Based Capital Ratio
Total Risk-Based Capital Ratio
As Reported December 31, 2020
Basel III Fully Phased in Well-Capitalized Level

Consolidated Capitalization Table

(Dollars in millions, except per share amounts)	As of December 31, 2020
	Actual
Long-Term Debt	
Long-Term Debt	$104.4
Long-term FHLB Advance	150.0
Subordinated Debentures	14.3
Total Long-Term Debt	**$268.7**
Shareholders' Equity	
Common Stock	$284.3
Additional Paid-in Capital	4.9
Treasury Stock	--
Retained Earnings	138.2
Accumulated Other Comprehensive Income	1.1
Total Shareholders' Equity	**$428.5**
Total Capitalization	**$697.2**
Common Shares Outstanding	**19,565,921**
Book Value Per Share	$21.90
Tangible Book Value Per Share[1]	$18.10
Regulatory Capital	
Tier 1 Common Capital	$354.1
Tier 1 Risk-Based Capital	$368.4
Total Risk-Based Capital	$503.1

(1) Non-GAAP reconciliation in Appendix

Interest Rate Risk Profile

- 12 month NII sensitivity is neutral to slightly asset sensitive
- Economic Value of Equity ("EVE") sensitivity is neutral to slightly liability sensitive in a flat to declining environment

12-Month Net Interest Income Sensitivity
Immediate Change in Rates
December 31, 2020


12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
-2.00%
10.87%
4.63%
-1.05%
-0.35%
-200 BPS
-100 BPS
+100 BPS
+200 BPS

Economic Value of Equity Sensitivity
Immediate Change in Rates
December 31, 2020


11.50%
9.50%
7.50%
5.50%
3.50%
1.50%
-0.50%
-2.50%
-4.50%
8.86%
1.50%
-1.89%
-2.96%
-200 BPS
-100 BPS
+100 BPS
+200 BPS

Note: Assumes parallel shifts in market interest rates

Outlook

- **Net interest margin expected to see modest expansion**
  - Average CD costs will decrease due to rollover of higher cost CDs in the 1st quarter
  - Loan and deposit rate environment will remain competitive
  - Widening yield curve will increase NIM expansion
- **Do not expect loan sales to return to pre-Covid levels until the 2nd quarter of 2021**
- **High single-digit balance sheet growth should drive further improvement in profitability**
- **Flat expense levels**
  - Consolidation of offices in all regions will provide modest cost savings offset by higher HR costs
- **Projected loan losses:**
  - Expect $250,000-$500,000 in loan losses on pre-COVID hotel loans
  - Too early to determine COVID related loan losses
  - 88% of loans with April deferments are paying as agreed; 94% of loans with April deferments are paying interest
  - Expect all commercial (non-SBA) loans to be paying as agreed by the second quarter of 2021
- **Future Branch Activity:**
  - Bensonhurst, Brooklyn New York Branch – open in late 2021
  - Move the Manhattan branch to Canal Street
  - Searching for branch locations in Chicago area and Northern California

Appendix

Business Line Profile: 1-4 Single Family Residential Lending

As of December 31, 2020:

- Average: LTV of 56.6%; FICO score of 757; duration of approximately 4 years
- Average current start rates:
  - 4.00% plus 0-1% in points; reprices at 7 years to one-year CMT plus 2.50%



SFR Loans
$1.1 billion
Home Equity Lines
2.1%
Loans HFS
4.5%
Other SFR Loans
93.4%



SFR Portfolio Growth
(Dollars in millions)
SFR 2014 – 2020 CAGR = 52.4%
$57.2
$112.1
$156.4
$374.8
$1,315.8
$1,065.4
$1,124.0
2014
2015
2016
2017
2018
2019
2020

Business Line Profile: CRE Lending | C&D Lending

As of December 31, 2020:

CRE Loans	C&D Loans
$1,004 million	$186.7 million



Single Family 2.4%
Owner Occupied 19.8%
Multifamily 33.6%
Non-Owner Occupied 44.2%



Land Acq. & Development 9.1%
Commercial Construction 24.4%
Residential Construction 66.5%

- ~21.9% fixed rate – Hybrid loans are considered fixed rate loans

CRE and C&D Portfolio Growth

(Dollars in millions)



C&D 2014 – 2020 CAGR = 10.5%
CRE 2014 – 2020 CAGR = 15.2%
$93.0
$372.8
$67.6
$343.4
$89.4
$501.8
$91.9
$496.0
$118.8
$756.5
$96.0
$793.3
$183.6
$1,003.
2014
2015
2016
2017
2018
2019
2020
CRE Loans
C&D Loans

Business Line Profile: C&I Lending | SBA Lending

As of December 31, 2020:

C&I Loans

$290.1 million



Bank Sub Debt 2.8%
Shared Nat. Credits 16.4%
Credit Lines[1] 80.8%

SBA Loans

$97.8 million



Unguaranteed Secured by RE 38.4%
Guaranteed 49.6%
Unguaranteed Unsecured 12.0%

Unguaranteed SBA Loans:

By Business: **By Location:**



Other Real Estate 39.2%
Gas Stations 14.7%
Hotel/ Motels 46.1%
Other 15.8%
Washington 16.8%
Texas 8.9%
Nevada 10.4%
Arizona 4.6%
New York 3.7%
California 39.8%

C&I and SBA Portfolio Growth

(Dollars in millions)



SBA 2014 – 2020 CAGR = 18.0%
C&I 2014 – 2020 CAGR = 10.2%
$30.7
$146.7
$108.8
$160.5
$159.0
$203.8
$131.4
$280.8
$79.5
$283.9
$75.0
$274.6
$97.8
$290.1
2014
2015
2016
2017
2018
2019
2020
C&I Loans
SBA Loans

(1) Credit Lines include commercial and industrial lines of credit, term loans, mortgage warehouse lines and international trade discounts

Non-GAAP Reconciliation:
Tangible Common Equity and Tangible Assets

Some of the financial measures included in this presentation are not measures of financial performance recognized by GAAP. These non-GAAP financial measures include "tangible common equity to tangible assets," "tangible book value per share," and "return on average tangible common equity." Our management uses these non-GAAP financial measures in its analysis of our performance and believes these are helpful to investors as an additional tool for further understanding our performance. The following table reconciles shareholders' equity (on a GAAP basis) to tangible common equity and total assets (on a GAAP basis) to tangible assets, calculates our tangible book value per share, and reconciles return on average tangible common equity to its most comparable GAAP measure:

(Dollars in thousands, except per share data)				As of and for the period ended				
	2013	2014	2015	2016	2017	2018	2019	2020
Tangible Common Equity:								
Total Shareholders' Equity	$137,992	$151,981	$163,645	$181,585	$265,176	$374,621	$407,567	$428,488
Adjustments								
Goodwill	(4,001)	(4,001)	(4,001)	(29,940)	(29,940)	(58,383)	(58,563)	(69,243)
Core Deposit Intangible	(714)	(582)	(466)	(1,793)	(1,438)	(7,601)	(6,100)	(5,196)
Tangible Common Equity	$133,277	$147,398	$159,178	$149,852	$233,798	$308,637	$342,904	$354,049
Tangible Assets:								
Total Assets-GAAP	723,410	925,891	1,023,084	1,395,551	1,691,059	2,974,002	2,788,535	3,350,072
Adjustments								
Goodwill	(4,001)	(4,001)	(4,001)	(29,940)	(29,940)	(58,383)	(58,563)	(69,243)
Core Deposit Intangible	(714)	(582)	(466)	(1,793)	(1,438)	(7,601)	(6,100)	(5,196)
Tangible Assets	$718,695	$921,308	$1,018,617	$1,363,818	$1,659,681	$2,908,018	$2,723,872	$3,275,633
Common Shares Outstanding	12,547,201	12,720,659	12,770,571	12,827,803	15,908,893	20,000,022	20,030,866	19,565,921
Tangible Common Equity to Tangible Assets Ratio	18.54%	16.00%	15.63%	10.99%	14.09%	10.61%	12.59%	10.81%
Tangible Book Value Per Share	$10.62	$11.59	$12.46	$11.68	$14.70	$15.43	$17.12	$18.10
Average Tangible Common Equity:								
Average Shareholders' Equity	$124,103	$145,781	$157,615	$172,140	$218,717	$296,869	$393,895	$417,915
Adjustments								
Goodwill	(2,804)	(4,001)	(4,001)	(25,167)	(29,940)	(58,383)	(58,446)	(69,863)
Core Deposit Intangible	(479)	(649)	(526)	(1,779)	(1,620)	(7,601)	(6,873)	(5,806)
Average Tangible Common Equity	$120,820	$141,131	$153,088	$145,194	$187,157	$230,885	$328,576	$342,246
Net Income Available to Common Shareholders	$7,004	$10,428	$12,973	$19,079	$25,528	$36,105	$39,209	$32,928
Return on Average Tangible Common Equity	5.80%	7.39%	8.47%	13.14%	13.64%	15.64%	11.93%	9.62%

Note: Historical financial data is not presented pro forma reflecting the acquisition of FAIT completed on October 15, 2018

Regulatory Reporting to Financial Statements:
Adjusted Core Deposits

Some of the financial measures included in this presentation and in forms 10-Q & 10-K filed with the SEC differ from those reported on the FRB Y-9(c) report. These financial measures include "core deposits to total deposits." Our management uses this financial measure in its analysis of our performance. The Bank measures core deposits by reviewing all relationships over $250,000 on a quarterly basis. After discussions with our regulators on the proper way to measure core deposits, we now track all deposit relationships over $250,000 on a quarterly basis and consider a relationship to be core if there are any three or more of the following: (i) relationships with us (as a director or shareholder); (ii) deposits within our market area; (iii) additional non-deposit services with us; (iv) electronic banking services with us; (v) active demand deposit account with us; (vi) deposits at market interest rates; and (vii) longevity of the relationship with us. We consider all deposit relationships under $250,000 as a core relationship except for time deposits originated through an internet service. This differs from the traditional definition of core deposits which is demand and savings deposits plus time deposits less than $250,000. As many of our customers have more than $250,000 on deposit with us, we believe that using this method reflects a more accurate assessment of our deposit base. The following table reconciles the adjusted core deposit to total deposits:

(Dollars in thousands)	As of the period ended							
	2013	2014	2015	2016	2017	2018	2019	2020
Core Deposits[1]	**$422,252**	**$507,376**	**$567,980**	**$781,940**	**$990,824**	**$1,670,572**	**$1,651,678**	**$2,011,046**
Adjustments to Core Deposits								
Time Deposits > $250,000 Considered as Core Deposits[2]	118,756	115,572	174,038	325,453	180,751	468,773	446,968	448,159
Less: Brokered Deposits Considered Non-Core	-	-	-	-	-	(113,832)	(67,089)	(17,374)
Less: Internet and Other Deposit Originator Deposits < $250,000 Considered Non-Core[3]	-	(44,562)	(21,418)	(30,971)	(29,467)	(18,286)	(26,025)	(76,356)
Less: Other Deposits Not Considered Core[4]	-	-	(70,759)	(171,800)	(136,943)	(52,002)	(60,719)	(80,016)
Adjusted Core Deposits	**$541,008**	**$578,386**	**$649,841**	**$904,622**	**$1,005,165**	**$1,955,225**	**$1,944,813**	**$2,311,577**
Total Deposits	574,079	767,365	853,417	1,152,763	1,337,281	2,144,041	2,249,061	2,635,128
Adjusted Core Deposits to Total Deposits Ratio	94.24%	75.37%	76.15%	78.47%	75.16%	91.19%	86.47%	87.72%

(1) All demand and savings deposits of any amount plus time deposits less than $250,000
(2) Time deposits to core customers over $250,000 as defined in the lead-in to the table above
(3) Comprised of internet and outside deposit originator time deposits less than $250,000 which are not considered to be core deposits
(4) Comprised of demand and savings deposits in relationships over $250,000 which are considered non-core deposits because they do not satisfy the definition of core deposits set forth in the lead-in to the table above

How We Measure Core Deposits

- RBB reviews all deposits over $250K on a quarterly basis
- Core deposits are traditionally defined as all deposits less time deposits greater than $250K → The Bank measures core deposits as:



Demand Deposits
Savings Deposits
Time Deposits
< $250,000
if yes,
Internet Deposits?
Outside deposit originator?
if yes,
if yes,
> $250,000?
if yes, for at least three of the following:
Relationship with RBB Director or shareholder?
Deposits within the Bank's market area?
Additional non-deposit services with the Bank?
Electronic banking services with the Bank?
Active demand deposit account with the Bank?
Deposits at market interest rates?
Relationship with the Bank have longevity?
if yes,
if yes,
if yes,
if yes,
if yes,
if yes,
if yes,

Source: "Study on Core Deposits and Brokered Deposits, Submitted to Congress pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, FDIC, July 8, 2011": https://www.fdic.gov/regulations/reform/coredeposit-study.pdf